UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2025

MARBLEGATE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40862	85-4249135
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

411 Theodore Fremd Avenue

Suite 206S

Rye, New York 10580

(Address of principal executive offices)

Registrant’s telephone number, including area code: (914) 415-4081

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one redeemable warrant	GATEU	The Nasdaq Stock Market LLC
Shares of Class A Common Stock, par value $0.0001 per share	GATE	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock at a price of $11.50	GATEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on October 1, 2024, Marblegate Acquisition Corp. (the “Company”) received a notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company was not in compliance with Listing Rule IM-5101-2, which requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of the registration statement filed in connection with its initial public offering. In response to the Notice, the Company timely requested a hearing before a Nasdaq Hearings Panel (the “Panel”), which was held on November 19, 2024. On December 19, 2024, the Company received a written notice (the “Decision”) from Nasdaq that the Panel had granted the Company’s request to continue its listing on Nasdaq until March 31, 2025 (the “Extended Date”), provided that the Company complies with certain conditions, including that the Company will have completed its previously announced business combination pursuant to that certain business combination agreement dated as of February 14, 2023 (the “Business Combination Agreement”), by and among Marblegate Asset Management, LLC, Marblegate Capital Corporation (“New MAC”), MAC Merger Sub, Inc., DePalma Acquisition I LLC (“DePalma I”) and DePalma Acquisition II LLC (“DePalma II” and, together with DePalma I, the “DePalma Companies”) (such transactions contemplated by the Business Combination Agreement, the “Business Combination”) on or before the Extended Date, and that the combined company will have demonstrated compliance with all applicable requirements for an initial listing on Nasdaq. Further information about the Business Combination is set forth in the definitive proxy statement/prospectus of the Company, New MAC and the DePalma Companies (File No. 333-283675) (the “Proxy Statement/Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) on February 14, 2025.

On April 2, 2025, the Company received a written notice (the “Delisting Notice”) from the Panel indicating that the Panel had determined to delist the Company’s securities from Nasdaq and that trading in the Company’s securities would be suspended at the open of trading on April 4, 2025, due to the Company’s failure to satisfy the terms of the Panel’s Decision, including the requirement that the Company will have completed the Business Combination on or before the Extended Date.

In connection with the delisting and suspension, Nasdaq has advised that it will complete the delisting by filing a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities and Exchange Act of 1934 on Form 25 with the SEC after the applicable Nasdaq review and appeal periods have lapsed.

Following suspension of trading on Nasdaq, the Company’s common stock, units and warrants will be eligible to trade on the OTC Markets under the tickers “GATE,” “GATEU,” and “GATEW,” respectively. There may be a very limited market in which the Company’s securities are traded, and the trading price of the Company’s securities may be adversely affected. The Company can provide no assurance that its securities will continue to trade on this market, whether broker-dealers will continue to provide public quotes of its securities on this market, or whether the trading volume of its securities will be sufficient to provide for an efficient trading market for existing and potential holders of its securities.

Notwithstanding the delisting of the Company’s securities from Nasdaq, it remains the intention of the Company to complete the Business Combination as described in the Proxy Statement/Prospectus soon as practicable. In connection therewith, the Company, New MAC and the DePalma Companies have applied to have the combined company’s securities listed on the Nasdaq following the consummation of the Business Combination.

Item 8.01.	Other Events.

On April 1, 2025, Nasdaq halted trading in the Company’s securities. Nasdaq has not indicated when the trading halt on the Company’s securities would be lifted, if at all.

Important Information and Where to Find It

For additional information on the proposed Business Combination, see the relevant materials that the Company has filed with the Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4, which includes the Proxy Statement/Prospectus of the Company, New MAC and the DePalma Companies. The Company’s stockholders and other interested persons are advised to read the Proxy Statement/Prospectus filed with the SEC in connection with the proposed Business Combination, as these materials contain important information about the DePalma Companies, the Company, New MAC and the proposed Business Combination. Stockholders are also able to obtain copies of the Proxy Statement/Prospectus, and other documents filed with the SEC, without charge at the SEC’s website at www.sec.gov. The information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated by reference into, and is not a part of, this communication.

No Offer or Solicitation

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities in connection with the proposed Business Combination shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward Looking Statements

This communication contains “forward-looking statements,” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may generally be identified by terminology such as “will,” “shall,” “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words or expressions that predict or indicate future events or trends that are not statements of historical matters. These statements are only predictions. The Company and DePalma have based these forward-looking statements largely on their then-current expectations and projections about future events and financial trends as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond each of the Company’s and the DePalma Companies’ control. Actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: (i) the expected filing of the Form 25 by Nasdaq; (ii) the Company’s expectations that its securities will be eligible to trade on the OTC Markets, and the Company’s expectations regarding the impact of its securities trading on the OTC Markets; (iii) the Company’s ability to have the combined company’s securities listed on Nasdaq following the Business Combination; (iv) risks associated with the timing of the closing of the proposed transaction, including the risks that a condition to closing would not be satisfied or waived within the expected timeframe or at all or that the closing of the proposed transactions will not occur; (v) the outcome of any legal proceedings that may be instituted against the parties and others related to the proposed transactions; and (vi) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the proposed transactions. More information on potential factors that could affect the Company’s or the DePalma Companies’ financial results is included from time to time in the Company’s public reports filed with the SEC that are available on the SEC’s website at www.sec.gov, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as the Proxy Statement/Prospectus the Company, New MAC and the DePalma Companies filed in connection with its solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed Business Combination. All of the forward-looking statements made in this Current Report on Form 8-K are expressly qualified by the cautionary statements contained or referred to herein. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Neither the Company nor the DePalma Companies can assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. Except as required by applicable law or regulation, the Company and the DePalma Companies undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of an unanticipated event.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 3, 2025

MARBLEGATE ACQUISITION CORP.

By:	/s/ Jeffrey Kravetz
Name:	Jeffrey Kravetz
Title:	Chief Financial Officer